                                                                    EXHIBIT 10.1


                          THIRD AMENDMENT TO REVOLVING
                          CREDIT AND SECURITY AGREEMENT

         This THIRD AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 23rd day of March, 2001, by and among VERSO TECHNOLOGIES, INC., a Minnesota corporation formerly known as Eltrax Systems, Inc. ("Verso"); ELTRAX TECHNOLOGY SERVICES GROUP, INC., a Georgia corporation ("Technology"); ELTRAX ASP GROUP, LLC, a Georgia limited liability company ("ASP"); ELTRAX CUSTOMER CARE GROUP, INC., a Georgia corporation ("Customer Care"); ELTRAX INTERNATIONAL, INC., a Pennsylvania corporation ("International"); ELTRAX HOSPITALITY GROUP, INC., a Georgia corporation ("Hospitality"); and CEREUS TECHNOLOGY PARTNERS, INC., a Delaware corporation ("Cereus"; Verso, Technology, ASP, Customer Care, International, Hospitality and Cereus, each a "Borrower" and collectively the "Borrowers"); the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender"); and PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), as collateral and administrative agent for Lenders (PNC, together with its successors and assigns in such capacity, the "Agent").

                                    RECITALS:

         Agent, Lenders and Borrowers are parties to a certain Revolving Credit and Security Agreement dated March 14, 2000 (as amended at any time, the "Credit Agreement") pursuant to which Lender has made certain revolving credit loans to Borrower.

         The parties desire to amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

                  a.       By deleting the definition of "Net Cash Flow" from
         Section 1.2 of the Credit Agreement in its entirety and inserting the following in lieu thereof:

                  "Net Cash Flow" shall mean for any Person, with respect to any fiscal period, the remainder of such Person's (a) EBITDA minus (b) Unfunded Capital Expenditures minus (c) all interest expense of such Person minus (d) scheduled principal payments made in respect of Indebtedness for Money Borrowed other than (i) the Advances hereunder and (ii) to the extent such payments are permitted to be made hereunder, up to $1,000,000 of payments made to repurchase First Debentures on or before December 31, 2000.

                  b. By inserting the following definitions in Section 1.2 of the Credit Agreement in alphabetical order:

                  "First Debenture Purchase Agreement" shall mean that certain Convertible Debenture Purchase Agreement dated as of July 27, 2000, among Verso, Strong River Investments, Inc. and Bay Harbor Investments, Inc.

                  "First Debentures" shall mean the 5.00% Convertible Debentures that were issued by Verso on or after July 27, 2000 pursuant to the First Debenture Purchase Agreement.

                  c. By deleting Section 6.5 of the Credit Agreement in its entirety and inserting the following in lieu thereof:

                  6.5 NET CASH FLOW. Cause to maintained at the end of each period shown below, at least the corresponding amount of Net Cash Flow for the Borrowers on a consolidated basis:

                           Period                                 Minimum Net Cash Flow
                           ------                                 ---------------------
                  Fiscal Quarter ending                               -$  5,778,628
                  December 31, 2000

                  Two Fiscal Quarters ending                          -$  9,916,700
                  March 31, 2001

                  Three Fiscal Quarters ending                        -$ 11,244,261
                  June 30, 2001

                  Four Fiscal Quarters ending                         -$ 12,340,252
                  September 30, 2001

                  Four Fiscal Quarters ending                         -$  7,126,745
                  December 31, 2001

                  Four Fiscal Quarters ending                         -$  3,515,770
                  March 31, 2002

                  Four Fiscal Quarters ending                         -$  2,477,485
                  June 30, 2002

                  Four Fiscal Quarters ending                         -$  1,378,840
                  September 30, 2002

                  Four Fiscal Quarters ending                         -$    632,279
                  December 31, 2002 and on the last
                  day of each Fiscal Quarter thereafter


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                  d.       By deleting Section 6.10 of the Credit Agreement in
         its entirety and inserting the following in lieu thereof:


                  6.10 UNDRAWN AVAILABILITY. After the Closing Date, Borrowers shall have Undrawn Availability at all times of at least $1,000,000.

                  e. By deleting Section 7.6 in its entirety and inserting the following in lieu thereof:

                  7.6      CAPITAL EXPENDITURES. Contract for, purchase or make
         (i) any Capitalized Software Expenditures or commitment for Capitalized Software Expenditures in any period of four Fiscal Quarter in an amount in excess of $650,000 or (ii) any Capital Expenditures (other than Capitalized Software Expenditures) or commitment for Capital Expenditures (other than Capitalized Software Expenditures) in any period in an amount in excess of the corresponding amount shown below for such period:

                           Period                                  Amount
                           ------                                  ------
                  Four Fiscal Quarters ending                    $9,805,888
                  December 31, 2000

                  Fiscal Quarter ending                          $1,131,000
                  March 31, 2001

                  Two Fiscal Quarters ending                     $2,262,000
                  June 30, 2001

                  Three Fiscal Quarters ending                   $3,393,000
                  September 30, 2001

                  Four Fiscal Quarters ending                    $4,524,000
                  December 31, 2001

                  Fiscal Quarter ending                          $1,131,000
                  March 31, 2002

                  Two Fiscal Quarters ending                     $2,262,000
                  June 30, 2002

                  Three Fiscal Quarters ending                   $3,393,000
                  September 30, 2002

                  Four Fiscal Quarters ending                    $4,524,000
                  December 31, 2002

                  f. By deleting Section 7.11 in its entirety and inserting the following in lieu thereof:


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                  7.11     LEASES. Enter as lessee into any lease arrangement
         for real or personal property (unless capitalized and permitted under Section 7.6 hereof) if, after giving effect thereto, the aggregate rental payments for all Borrowers for all leased property for any Fiscal Quarter would exceed $2,974,538 in the aggregate.

         3. EURODOLLAR RATE LOANS. Notwithstanding any provision of the Credit Agreement to the contrary, Borrowers hereby agree that they shall not be entitled to obtain any Eurodollar Rate Loans under the Credit Agreement until such time as the Net Cash Flow for the Borrowers on a consolidated basis for a period of four consecutive Fiscal Quarters is greater than zero.

         4. RATIFICATION AND REAFFIRMATION. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

         5. ACKNOWLEDGMENTS AND STIPULATIONS. Each Borrower acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by Borrowers are legal, valid and binding obligations of Borrowers that are enforceable against Borrowers in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrowers); the security interests and liens granted by Borrowers in favor of Lender are duly perfected, first priority security interests and liens, except as permitted under the Credit Agreement; and the unpaid principal amount of the Revolving Advances on and as of the opening of business on March 23, 2001, totaled $0.

         6. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of each Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrowers in the Credit Agreement are true and correct on and as of the date hereof.

         7. BREACH OF AMENDMENT. This Amendment shall be part of the Credit Agreement and a breach of any of any representation, warranty or covenant herein shall constitute an Event of Default.

         8. EXPENSES OF AGENT AND LENDERS. Borrowers agree to pay, ON DEMAND, all costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's and Lenders' legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

         9. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         10. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


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         11.      NO NOVATION, ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

         12. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         13. FURTHER ASSURANCES. Each Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

         14. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

         15. RELEASE OF CLAIMS. TO INDUCE AGENT AND LENDERS TO ENTER INTO THIS AMENDMENT, EACH BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES AGENT, LENDERS, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF AGENT AND LENDERS, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT SUCH BORROWER NOW HAS OR EVER HAD AGAINST AGENT OR ANY LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE. EACH BORROWER REPRESENTS AND WARRANTS TO AGENT AND LENDERS THAT SUCH BORROWER HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT SUCH BORROWER EVER HAD OR CLAIMED TO HAVE AGAINST AGENT OR ANY LENDER.

         16. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in, and delivered by their respective duly authorized officers on the date first written above.


ATTEST:                             VERSO TECHNOLOGIES, INC.
                                    (f/k/a Eltrax Systems, Inc.)



                                    By: Juliet M. Reising
                                       -----------------------------------------
Peter Pamplin, Assistant Secretary     Name: /s/ Juliet M. Reising
                                             -----------------------------------
                                       Title: Vice President and Secretary
                                             -----------------------------------



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ATTEST:                             ELTRAX TECHNOLOGY SERVICES
                                    GROUP, INC.



                                    By:      Juliet M. Reising
                                       -----------------------------------------
Peter Pamplin, Assistant Secretary     Name: /s/ Juliet M. Reising
                                             -----------------------------------
                                       Title: Vice President and Secretary
                                             -----------------------------------



ATTEST:                             ELTRAX ASP GROUP, LLC



                                    By:      Juliet M. Reising
                                       -----------------------------------------
Peter Pamplin, Assistant Secretary     Name: /s/ Juliet M. Reising
                                             -----------------------------------
                                       Title: Vice President and Secretary
                                             -----------------------------------


ATTEST:                             ELTRAX CUSTOMER CARE GROUP, INC.



                                    By:      Juliet M. Reising
                                       -----------------------------------------
Peter Pamplin, Assistant Secretary     Name: /s/ Juliet M. Reising
                                             -----------------------------------
                                       Title: Vice President and Secretary
                                             -----------------------------------


ATTEST:                             ELTRAX INTERNATIONAL, INC.



                                    By:      Juliet M. Reising
                                       -----------------------------------------
Peter Pamplin, Assistant Secretary     Name: /s/ Juliet M. Reising
                                             -----------------------------------
                                       Title: Vice President and Secretary
                                             -----------------------------------


ATTEST:                             ELTRAX HOSPITALITY GROUP, INC.



                                    By:      Juliet M. Reising
                                       -----------------------------------------
Peter Pamplin, Assistant Secretary     Name: /s/ Juliet M. Reising
                                            ------------------------------------
                                       Title: Vice President and Secretary
                                             -----------------------------------



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ATTEST:                             CEREUS TECHNOLOGY PARTNERS, INC.



                                    By:      Juliet M. Reising
                                       -----------------------------------------
Peter Pamplin, Assistant Secretary     Name: /s/ Juliet M. Reising
                                             -----------------------------------
                                       Title: Vice President and Secretary
                                             -----------------------------------


                                    PNC BANK, NATIONAL ASSOCIATION, as
                                    Lender and as Agent


                                    By:      /s/ Arthur V. Lippen
                                       -----------------------------------------
                                       Name: Arthur V. Lippen
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

                                    Commitment Percentage:  100%



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